Supplement to the
Fidelity® Select Portfolios®
April 29, 2002
Prospectus

The following information replaces similar information found in the "Fund Management" section beginning on page P-79.

Robert Bao is manager of Construction and Housing and Environmental, which he has managed since September 2002 and March 2002, respectively. Since joining Fidelity Investments in 1997, Mr. Bao has worked as a research analyst and manager.

Matthew Fruhan is manager of Cyclical Industries and Defense and Aerospace, which he has managed since August 2002 and January 2001, respectively. He also manages other Fidelity funds. Since joining Fidelity Investments in 1995, Mr. Fruhan has worked as a research analyst and manager.

Naved Khan is manager of Natural Gas, which he has managed since October 2002. Since joining Fidelity Investments in 1995, Mr. Khan has worked as a research analyst and manager.

Heather Lawrence is manager of Air Transportation and Transportation, which she has managed since August 2002 and December 2001, respectively. Ms. Lawrence joined Fidelity Investments as an analyst in 2001, after receiving an MBA from Columbia Business School. Previously, Ms. Lawrence was an equity research associate with Morgan Stanley Dean Witter Discover & Co. in New York, from 1997 to 1999.

SEL-02-09 October 4, 2002
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